Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act File

No. 333-141120

FUNDVANTAGE TRUST

PACIFIC CAPITAL TAX-FREE SECURITIES FUND

(the “Fund”)

Supplement dated March 26, 2026 to the Fund’s Prospectus and Statement of Additional

Information (“SAI”) dated September 1, 2025, as amended from time to time.

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such Prospectus and SAI.

Changes to the Fund’s Portfolio Management Team

Effective March 26, 2026, Skylar Kieschnick became a portfolio manager of the Fund and Roman Mahi is no longer assistant portfolio manager of the Fund.

1.	The section of the Prospectus entitled “Portfolio Managers” on page 4 of the Prospectus is hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

Portfolio Managers

●	Reid Smith, CFA, Vice President and Director of fixed Income at Bank of Hawaii, has been managing the Fund since August 23, 2021.

●	Skylar Kieschnick Vice President and Senior Portfolio Manager at Bank of Hawaii, has been managing the Fund since March 2026.

2.	The section of the Prospectus entitled “Portfolio Managers” on page 14 of the Prospectus is hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

PORTFOLIO MANAGERS

Reid Smith, CFA serves as co-portfolio manager of the Fund. He is a Vice President and the Director of Fixed Income at Bank of Hawaii. Mr. Smith has over 30 years of experience in fixed income portfolio management, with deep expertise in municipal bond strategies. Mr. Smith began his investment career in the investment department of Bank of Hawaii (formerly Hawaiian Trust Company), where he managed the Hawaiian Tax-Free Trust from 1989 to 1991. His career includes senior roles such as Principal and Senior Portfolio Manager at Vanguard Group (1992–2009), where he oversaw two prominent municipal bond funds totaling $12.5 billion in assets. He later served as Head of the Fixed Income Group at Barclays Wealth (2011–2015), CIO and Director at Ziegler Capital Management – BPG Group (2015–2019), and most recently as a Financial Advisor at Stifel (2020–2021). Mr. Smith is a Chartered Financial Analyst and holds both a Bachelor’s and a Master’s degree in Business Administration from the Shidler College of Business at the University of Hawai’i at Mānoa.

Skylar Kieschnick serves as co-portfolio manager of the Fund. Mr. Kieschnick is a Vice President and Senior Portfolio Manager at Bank of Hawaii. He has served as a portfolio manager of the Fund since March 2026. Mr. Kieschnick has over 15 years of financial industry experience with a focus on investment management and interest rate risk. Mr. Kieschnick currently serves as Vice President and Senior Portfolio Manager on the Fixed Income Team at Bank of Hawaii since 2022, and was Assistant Vice President, Treasury Analytics Senior Analyst in 2021. He started his financial industry career in Texas where he worked in various capacities for FinSer Capital, Alliance Bernstein, and USAA. He holds a Bachelor of Business Administration from Southwest Texas State University and a Master of Science in Finance for the University of Texas in San Antonio.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of Fund shares.

In addition, the SAI is revised as follows:

3.	The Section titled “Portfolio Managers” beginning on Page 36 of the SAI is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of Mr. Reid Smith, CFA and Mr. Skylar Kieschnick investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professional responsible for the day-to-day management of the Fund, including information regarding:

(i)	“Other Accounts Managed.” Other accounts managed by Reid Smith and Skylar Kieschnick, who are the Portfolio Managers as of February 28, 2026;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with each Portfolio Manager’s management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by each Portfolio Manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by each Portfolio Manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of, and method used to determine the compensation received by the Fund’s Portfolio Managers from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts as of February 28, 2026; and

(iv)	“Ownership of Securities.” Information regarding each Portfolio Manager’s dollar range of equity securities beneficially owned in the Fund as of February 28, 2026.

Other Accounts Managed: The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each Portfolio Manager, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of February 28, 2026.

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Reid Smith
Registered Investment Companies:	2	$656	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	40	$1,736	0	$0
Skylar Kieschnick
Registered Investment Companies:	2	$656	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	90	$1,390	0	$0

Material Conflicts of Interest. Potential conflicts may arise out of: (a) each Portfolio Manager’s execution of different investment strategies for various accounts; or (b) the allocation of investment opportunities among each Portfolio Manager’s accounts with the same strategy.

A Portfolio Manager may oversee funds and/or accounts managed under similar strategies and objectives. Potential conflicts of interest may arise as a result of a Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of a Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.

Compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated. A potential conflict may arise when a Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for a Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. Generally, compensation is computed as a percentage of assets under management for the client.

Generally speaking, there are no situations where the Fund’s opportunities or the execution of their investment programs (e.g., purchases and sales) may be compromised or limited by the investments of other clients.

Compensation.

Each Portfolio Manager is employed and compensated by BOH, and not the Fund. Under BOH’s compensation program, each Portfolio Manager’s incentive compensation is based on a number of factors, including fund and account performance measured against appropriate benchmarks selected by the fund(s) or by BOH’s management in the case of separate accounts. This compensation program is intended to align each Portfolio Manager’s level of expertise relative to the success of those funds and accounts. BOH’s overall compensation program is also designed to attract and retain highly qualified investment management professionals and to motivate individuals to create shareholder value.

For the portion of the incentive bonus related to portfolio performance, two measures are used: 1) performance of the portfolio relative to the benchmark index, and 2) performance of the portfolio relative to a peer group of similarly managed funds. The percentage payout calculations are scaled such that if performance is at or below a minimum threshold (i.e. below the benchmark or peer group median), no bonus for performance will be paid, if slightly above, a small percentage is paid and if well above, the maximum percentage can be paid.

Like all employees of BOH, each Portfolio Manager is eligible to participate in a Retirement Savings Plan. Under the Plan, various types of contributions are made to employees by BOH including value (profit) sharing, BOH match (which is linked to a participant’s 401(k) savings contributions) and BOH fixed contribution. If a Portfolio Manager is a certain grade level or higher, he or she is also eligible to participate in a restricted share program where awards may be granted to employees whose responsibilities place them in a position to make a substantial contribution to the financial success of BOH. This component of the compensation program is intended to be internally equitable and serve to reduce potential conflicts of interest between the Trust and other funds and accounts managed by a Portfolio Manager. The compensation structure of the other Trusts and accounts managed by each Portfolio Manager are the same as the compensation structure of the Fund.

Ownership of Securities. As of February 28, 2026, each Portfolio Manager did not beneficially own equity securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE